SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2000
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
                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)

North Carolina                1-10646                   56-1688522
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(State of Incorporation)      (Commission File Number)  (IRS Employer Identification No.)

134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)

Registrant's telephone number, including area code:           (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)


Exhibit Index on Page 4.
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Item 5.  Other Events:
On September 26, 2000, Centura Banks, Inc. ("Centura") announced that its Board of Directors has authorized a share repurchase program of up to 1,500,000 shares of Centura Common stock, with the total purchase price not to exceed $67.5 million. This action supercedes all previously stated intentions to purchase shares of Centura common stock. These purchases will be made periodically in the open market or in privately negotiated transactions and may be discontinued at any time.

Item 7.  Financial Statements and Exhibits:
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CENTURA BANKS, INC.
                                   Registrant


Date: September 26, 2000           By:  /s/ Steven Goldstein
                                      Steven Goldstein
                                   Chief Financial Officer


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                                  EXHIBIT INDEX
                                                                    Sequential
                                                                        Page
Exhibit                 Description of Exhibit                        Number
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99          Press release dated September 26, 2000                      5